MEDICAL PROPERTIES TRUST ADEPTUS UPDATE NOVEMBER 1, 2016 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of securities laws of applicable jurisdictions. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding MPT’s plans, strategies, objectives, targets, future expansion and development activities and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MPT, and its officers, employees, agents or associates, such as: national and local and foreign business, real estate, and other market conditions, the competitive environment in which we operate, the execution of our business plan, financing risks, acquisition and development risks, potential environmental contingencies, and other liabilities, other factors affecting the real estate industry generally or the healthcare real estate industry in particular, our ability to maintain our status as a REIT for federal and state income tax purposes, our ability to attract and retain qualified personnel, federal and state healthcare and other regulatory requirements, U.S. national and local economic conditions, as well as conditions in foreign jurisdictions where we own healthcare facilities which may have a negative effect on the following, among other things: the financial condition of our tenants, our lenders, and institutions that hold our cash balances, which may expose us to increased risks of default by these parties; our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; and the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis, and the factors referenced under the section captioned “Item 1.A Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2015. Actual results, performance or achievements may vary materially from any projections and forward looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements, and MPT disclaims any responsibility to update such information.

The MPT Master Lease Structure Protects Shareholder Investment 4 All rent fully paid through November; Facilities are in outstanding market locations and highly desirable; Market dominant JV partners lead to immediate volume increases upon conversion to HOPD; ADPT represents less than 7% of MPT NOI

MPT Facilities Are Strongly Cash Flow Positive 4 Coverage # Facilities Avg. Months Open >3.0x 21 21 >2.0x 3 19 >1.0x 4 17 <1.0x 14 15 Total EBITDAR lease coverage for ADPT is 2.85x; Range of facility level coverages is between (3.78)x (opened April 2016) and 18.58x; All facilities are in one of several master leases which are cross-collateralized against each other; MPT holds $10.2 million (expected to be $12.6M by year-end) in irrevocable letters of credit; ADPT added $57M in liquidity on November 1, 2016

88% of MPT Facilities are HOPD 4 No. of Facilities MPT Total Investment HOPD Partner Market Amount to be Funded 11 $60.5M University of Colorado Health Colorado $ - 8 98.1M Dignity Health Arizona 47.3M 13 95.3M Texas Health Resources Dallas 10.6M 3 24.5M Ochsner Health System New Orleans 10.5M 1 7.8M Mt. Carmel Health System Columbus 6.3M 12 102.5M ADPT Affiliate Houston 19.0M 48 $388.7M $93.7M 88% of Total Committed 3 $12.8M Houston $ - 2 10.9M Austin 5.8M 5 28.6M San Antonio 9.4M 58 $441.0M $108.9M $59.0M Not yet committed to any specific projects $500.0M

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